EXHIBIT 10.18


                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of October 28, 1998, among HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("HI-RISE"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "GRANTORS" and individually as a "GRANTOR"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its capacity as Administrative Agent for Lenders ("Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, Administrative Agent, NationsBank, N.A., as Revolver Agent for Lenders ("Revolver Agent"), and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations on behalf of Grantors;

         WHEREAS, in order to induce Administrative Agent, Revolver Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in ANNEX A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

         2.       GRANT OF LIEN.

                  a. To secure the prompt and complete payment, performance and observance of all of the Obligations (specifically including, without limitation, each Grantor's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement), each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Administrative Agent, for itself and for the benefit of the Revolver Agent and the Lenders, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of


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which being hereinafter collectively referred to as the "Collateral"):

                  (i)      all Accounts;

                  (ii)     all Chattel Paper;

                  (iii)    all Contracts;

                  (iv)     all Documents;

                  (v)      all Equipment;

                  (vi)     all Fixtures;

                  (vii)    all General Intangibles;

                  (viii) all Goods and interests in property of any kind, nature or description whatsoever, whether tangible or intangible, whether real or personal, and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantors, or any of them, and wherever located;

                  (ix)     all Instruments;

                  (x)      all Inventory;

                  (xi)     all Investment Property;

                  (xii) All Borrower Accounts, Concentration Accounts, Disbursement Accounts, and all other deposit and other bank accounts and all deposits therein;

                  (xiii) all money, cash or cash equivalents of any Grantor; and

                  (xiv) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

                  b In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Administrative Agent, Revolver Agent and Lenders as aforesaid, each Grantor hereby grants to Administrative Agent, for itself and for the benefit of the Revolver Agent and the Lenders, a right of setoff against the property of such Grantor held by Administrative Agent, Revolver Agent or any Lender, consisting of property described above in SECTION 2(A) now or hereafter in the possession or custody of or in transit to Administrative Agent, Revolver Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

         3.       ADMINISTRATIVE AGENT'S, REVOLVER AGENT'S AND LENDERS' RIGHTS:
LIMITATIONS ON ADMINISTRATIVE AGENT'S, REVOLVER AGENT'S AND LENDERS'
OBLIGATIONS.

                  a. It is expressly agreed by Grantors that, anything herein to the contrary



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notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Administrative Agent, Revolver Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Administrative Agent, Revolver Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Administrative Agent, Revolver Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  b. Administrative Agent may at any time after an Event of Default shall have occurred and be continuing, without prior notice to any Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of any Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Administrative Agent, and that payments shall be made directly to Administrative Agent. Upon the request of Administrative Agent, each Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

                  c. Administrative Agent may at any time in Administrative Agent's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Administrative Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Administrative Agent, Revolver Agent and each Lender at any time and from time to time promptly upon Administrative Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Administrative Agent may request. Each Grantor, at its own expense, shall deliver to Administrative Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

         4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

                  a. Each Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances.

                  b. No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Administrative Agent pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.


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                  c. This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on SCHEDULE I hereto, a perfected Lien in favor of Administrative Agent, for itself and for the benefit of the Revolver Agent and the Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Administrative Agent for the benefit of itself, Revolver Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken, except for the filing of the financing statements listed on SCHEDULE I hereto.

                  d. All action by any Grantor necessary or desirable to protect and perfect the Lien of Administrative Agent on all Chattel Paper and Instruments of each Grantor (including the delivery of all originals thereof to Administrative Agent and the legending of all Chattel Paper as required by
SECTION 5(B) hereof) has been duly taken. The Lien of Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, on all Instruments and Chattel Paper of each Grantor is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Administrative Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

                  e. Each Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on SCHEDULE II-A, SCHEDULE II-B, SCHEDULE II-C,
SCHEDULE II-D, SCHEDULE II-E, SCHEDULE II-F, SCHEDULE II-G, SCHEDULE II-H, and
SCHEDULE II-I respectively, hereto.

                  f. With respect to the Accounts, except as specifically disclosed in the most recent Collateral Report delivered to Administrative Agent and Revolver Agent (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Administrative Agent and Revolver Agent; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements and Collateral Reports delivered to Administrative Agent, Revolver Agent and Lenders with respect thereto; (iv) no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to the Administrative Agent and Revolver Agent with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable



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Borrower Accounts or the Administrative Agent or Revolver Agent as required pursuant to the terms of ANNEX C to the Credit Agreement; and (z) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

                  g. With respect to any Inventory scheduled or listed on the most recent Collateral Report delivered to Administrative Agent and Revolver Agent pursuant to the terms of this Security Agreement or the Credit Agreement, except as specifically disclosed in such Collateral Report (provided that no such disclosure shall be deemed or construed as any waiver or consent by Administrative Agent, Revolver Agent or any Lender to any non-compliance with any covenant, term or condition on the part of any Grantor to be observed or performed hereunder or under any other Loan Document which may be so disclosed),
(i) such Inventory is located at one of the applicable Grantor's locations set forth on SCHEDULE II-A, SCHEDULE II-B, SCHEDULE II-C, SCHEDULE II-D, SCHEDULE II-E, SCHEDULE II-F, SCHEDULE II-G, SCHEDULE II-H, and SCHEDULE II-I, hereto, as applicable, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Administrative Agent's prior consent, and if Administrative Agent gives such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Collateral Report delivered to Administrative Agent and Revolver Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Administrative Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

                  h. No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in SCHEDULE III hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United State Patent and Trademark Office, perfected Liens in favor of Administrative Agent on each Grantor' s Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United State Patent and Trademark Office and the filing of appropriate financing statements listed on SCHEDULE I hereto, all action necessary or desirable to protect and perfect Administrative Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

         5. COVENANTS. Each Grantor covenants and agrees with Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, that from and after the date of this Security Agreement and until the Termination
Date:

                  a. FURTHER ASSURANCES: PLEDGE OF INSTRUMENTS. At any time and from time to time,



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upon the written request of Administrative Agent and at the sole expense of
Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Administrative Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Administrative Agent of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document, (iii) transferring Collateral to Administrative Agent's possession (for the benefit of Administrative Agent, Revolver Agent and Lenders) if such Collateral consists of Chattel Paper, Instruments or if a Lien on such Collateral can be perfected only by possession, or if requested by Administrative Agent, and (iv) obtaining, or using its best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement. Each Grantor also hereby authorizes Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, to file any such financing or continuation statements without the signature of such Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Administrative Agent immediately upon such Grantor's receipt thereof.

                  b. MAINTENANCE OF RECORDS. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Administrative Agent, for the benefit of Administrative Agent, the Revolver Agent and certain Lenders."

                  c. COVENANTS REGARDING PATENT. TRADEMARK AND COPYRIGHT COLLATERAL.

                           (i) Grantors shall notify Administrative Agent
immediately if they know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                           (ii) In no event shall any Grantor, either itself or
through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Administrative Agent prior written notice thereof, and, upon request of Administrative Agent, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Administrative Agent may request to evidence Administrative Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

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                           (iii) Grantors shall take all actions necessary or
requested by Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

                           (iv) In the event that any of the Patent, Trademark
or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Administrative Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                  d. INDEMNIFICATION. In any suit, proceeding or action brought by Administrative Agent, Revolver Agent or any Lender relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, each Grantor will save, indemnify and keep Administrative Agent, Revolver Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Administrative Agent, Revolver Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Administrative Agent, Revolver Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Administrative Agent, Revolver Agent or any Lender.

                  e. COMPLIANCE WITH TERMS OF ACCOUNTS. ETC. In all material respects, each Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

                  f. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Administrative Agent, Revolver Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  g. LIMITATIONS ON DISPOSITION. No Grantor will sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

                  h. FURTHER IDENTIFICATION OF COLLATERAL. Grantors will, if so requested by Administrative Agent, furnish to Administrative Agent, as often as Administrative Agent requests,



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statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Agent may reasonably request, all in such detail as Administrative Agent may specify.

                  i. NOTICES. Grantors will advise Administrative Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

         6.       ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

         On the Closing Date each Grantor shall execute and deliver to Administrative Agent a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as EXHIBIT A-1, EXHIBIT A-2, EXHIBIT A-3, EXHIBIT A-4, EXHIBIT A-5, EXHIBIT A-6, EXHIBIT A-7, EXHIBIT A-8 and EXHIBIT A-9. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, under the Power of Attorney are solely to protect Administrative Agent's interests (for the benefit of Administrative Agent, Revolver Agent and Lenders) in the Collateral and shall not impose any duty upon Administrative Agent, Revolver Agent or any Lender to exercise any such powers. Administrative Agent agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Administrative Agent shall account for any moneys received by Administrative Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Administrative Agent, Revolver Agent or any Lender shall have any duty as to any Collateral, and Administrative Agent, Revolver Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF ADMINISTRATIVE AGENT, REVOLVER AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

         7.       REMEDIES: RIGHTS UPON DEFAULT.

                  a. In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Administrative Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located



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through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Administrative Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent, Revolver Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Administrative Agent, Revolver Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Administrative Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Administrative Agent deems necessary or advisable.

                  Each Grantor further agrees, at Administrative Agent's request, to assemble the Collateral and make it available to Administrative Agent at places which Administrative Agent shall select, whether at such Grantor's premises or elsewhere. Until Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Administrative Agent. Administrative Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Administrative Agent. Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Administrative Agent's remedies (for the benefit of Administrative Agent, Revolver Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Administrative Agent of any other amount required by any provision of law, need Administrative Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Administrative Agent, Revolver Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Administrative Agent, Revolver Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Administrative Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Administrative Agent, Revolver Agent or any Lender to collect such deficiency.

                  b. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For



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

the purpose of enabling Administrative Agent to exercise rights and remedies under SECTION 7 hereof (including, without limiting the terms of SECTION 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. LIMITATION ON ADMINISTRATIVE AGENT'S, REVOLVER AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Administrative Agent, Revolver Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Administrative Agent, Revolver Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of Administrative Agent, Revolver Agent or any other Lender or nominee of Administrative Agent, Revolver Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Administrative Agent, Revolver Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

         13. NO WAIVER; CUMULATIVE REMEDIES. Neither Administrative Agent, Revolver Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Administrative Agent and then only to the extent therein set forth. A waiver by Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Administrative Agent, Revolver Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Administrative Agent and Grantors.

         14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to SECTION 10 hereof, this Security Agreement shall terminate upon the Termination Date.

         16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, hereunder, inure to the benefit of Administrative Agent, Revolver Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Administrative Agent, for the benefit of Administrative Agent, Revolver Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

         17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY

CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, ADMINISTRATIVE AGENT, REVOLVER AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT ADMINISTRATIVE AGENT, REVOLVER AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ADMINISTRATIVE AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ADMINISTRATIVE AGENT, REVOLVER AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

         22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of SECTION 18 and SECTION 19, with its counsel.

         23. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Administrative Agent, Revolver Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be to be dated for reference as of the date first above written, but have in fact duly executed and delivered this Security Agreement this day of October, 1998.

                           HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           IDC ACQUISITION SUB, INC., a New York
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           WILKINSON COMPANY, INC., an Ohio corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           RECYCLTECH ENTERPRISES INC., an Ontario
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           HESCO SALES, INC., a Florida corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           UNITED TRUCK AND BODY CORPORATION, a
                           Florida corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           HESCO EXPORT CORPORATION, a Florida
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           BPI ACQUISITION CORP., a South Carolina
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           DII ACQUISITION CORP., a Connecticut corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:


                           GENERAL ELECTRIC CAPITAL CORPORATION,
                           AS ADMINISTRATIVE AGENT

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title: